UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pershing Square Capital Management, L.P. and certain affiliates (“Pershing Square”) posted the following material to www.ADPascending.com:

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT TIMELINE TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS October 11, 2017 Pershing Square Publishes Presentation to Shareholders VIEW PRESENTATION VIEW SUPPORTING MATERIALS October 10, 2017 Pershing Square Hosts Live Webcast for ALL ADP Shareholders VIEW VIDEO October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Pershing Square issued the fourth in a series of public questions for ADP. VIEW PRESS RELEASE October 5, 2017 ADP Sends Letter to Stockholders VIEW PRESS RELEASE October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP Pershing Square issued the third in a series of unanswered public questions for ADP. VIEW PRESS RELEASE October 4, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Mad Money with Jim Cramer. VIEW VIDEO October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 Pershing Square announces that it will hold a live webcast on the evening of October 10th for all shareholders. The firm also released the second in a series of videos for shareholders. VIEW PRESS RELEASE Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT PRESENTATIONS & VIDEOS TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS PRESENTATIONS October 10, 2017 DOWNLOAD PRESENTATION ADP Ascending October 11, 2017 DOWNLOAD PRESENTATION DOWNLOAD SUPPORTING MATERIALS Pershing Square’s Response to ADP’s September 12th Investor Presentation September 25, 2017 DOWNLOAD PRESENTATION ADP: The Time is Now August 17, 2017 Pershing Square presents the conclusions of its extensive research about ADP. DOWNLOAD PRESENTATION DOWNLOAD EXECUTIVE SUMMARY TRANSCRIPT VIDEOS Bill Ackman on CNBC with Jim Cramer, October 4, 2017 CNBC’s Jim Cramer on Why Bill Ackman Deserves a Board Seat at ADP CNBC’s Jim Cramer on ADP and Bill Ackman How We Know Opportunity Exists at ADP Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 1) Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 2) How You Can Help Unlock ADP’s Potential Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT PRESS RELEASES TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS Pershing Square Press Releases: October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP 83% of ADP’s Current Long Shareholders Surveyed Support Pershing Square’s Involvement in ADP October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Reminds Shareholders about Live Webcast for ALL ADP Shareholders Tonight October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 September 28, 2017 Pershing Square Releases Letter to Shareholders September 25, 2017 Pershing Square Releases Detailed Response to ADP’s September 12, 2017 Presentation September 20, 2017 Pershing Square Releases Letter to Shareholders September 13, 2017 Pershing Square Responds to ADP Presentation September 8, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 6, 2017 Pershing Square Comments on Meeting with ADP Board September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting August 21, 2017 Pershing Square Issues Statement Regarding ADP August 18, 2017 Pershing Square Announces Replay of Webcast Available at www.ADPascending.com August 16, 2017 Pershing Square Announces Details for Webcast August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP August 4, 2017 Pershing Square Announces Investment in ADP Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

Pershing Square sent the following email to certain subscribers of www.ADPascending.com:

View this email in your browser ADPASCENDING October 16, 2017 Thank you for your interest in ADP Ascending. Below find a list of pages that have been updated with new or changed content. Press Releases: Pershing Square Highlights Independent Research Survey Results on ADP - 83% of ADP’s Current Long Shareholders Surveyed Support Pershing Square’s Involvement in ADP LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing. Inc. (the “Company”) and the election of a state of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc. 48 Wall Street, 22nd Floor. New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, LP., Pershing Square II. LP., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time, Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, it any, in connection with the Annual Meeting. Neither the press release or related email notification is an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, or the Company, or of any other person. While certain funds managed by Pershing Square have invested in the common stock of, and/or derivatives referencing, the Company Pershing Square is not an affiliate of the Company and is not authorized to disseminate any information for or on behalf of the Company. Copyright c 2017 ADP Ascending, All rights reserved. Want to change how you receive these emails? You can update your preferences or unsubscribe from this list.